Deal Summary Report				CSFB05-9G1BBG
			Assumptions	Collateral
Settlement	30-Sep-05	Prepay	300 PSA	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Oct-05	Default	0 CDR	$211,035,191.74	5.8	358	2	5.66	4.43

Recovery	0	months
Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date

1A3	21,104,000.00	5.25	10/10 - 07/35	11.1	7.92	5.511	130	Nearest	98-01.48	16467.65	89.25	20.781	1-Sep-05	FIX
1A1	150,000,000.00	5.25	10/05 - 02/13	3.39	2.96	5.3	124	Interp	99-21.50	44484.9	634.38	150.142	1-Sep-05	FIX
1A2	33,600,000.00	5.25	02/13 - 07/35	11.46	8.12	5.684	145	Interp	96-20.10	26463.24	142.1	32.609	1-Sep-05	FIX
1B1	6,331,191.74	5.25	10/05 - 07/35	10.52	7.58	5.397	118	Interp	98-31.27	4768.19	26.78	6.293	1-Sep-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 6MO 2YR 3YR 5YR 10YR 30YR
Yld 3.802 4.005 4.047 4.080 4.211 4.419 4.040 4.387 4.447 4.513 4.654 4.872

CSFB05-9G1BBG – Dec – 1A1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	99	96	92	89	87
25-Sep-07	97	89	74	67	60
25-Sep-08	96	80	53	41	29
25-Sep-09	94	72	35	20	8
25-Sep-10	93	64	21	5	0
25-Sep-11	91	57	10	0	0
25-Sep-12	89	50	2	0	0
25-Sep-13	87	44	0	0	0
25-Sep-14	85	39	0	0	0
25-Sep-15	83	34	0	0	0
25-Sep-16	80	29	0	0	0
25-Sep-17	77	25	0	0	0
25-Sep-18	74	20	0	0	0
25-Sep-19	70	16	0	0	0
25-Sep-20	67	13	0	0	0
25-Sep-21	63	9	0	0	0
25-Sep-22	59	6	0	0	0
25-Sep-23	54	3	0	0	0
25-Sep-24	50	0	0	0	0
25-Sep-25	45	0	0	0	0
25-Sep-26	40	0	0	0	0
25-Sep-27	34	0	0	0	0
25-Sep-28	28	0	0	0	0
25-Sep-29	22	0	0	0	0
25-Sep-30	15	0	0	0	0
25-Sep-31	8	0	0	0	0
25-Sep-32	1	0	0	0	0
25-Sep-33	0	0	0	0	0

WAL	17.54	7.99	3.39	2.74	2.35
Principal Window	Oct05-Nov32	Oct05-Aug24	Oct05-Feb13	Oct05-Mar11	Oct05-Mar10

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G1BBG - Dec - 1A2

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	100	100	100	100
25-Sep-07	100	100	100	100	100
25-Sep-08	100	100	100	100	100
25-Sep-09	100	100	100	100	100
25-Sep-10	100	100	100	100	68
25-Sep-11	100	100	100	79	31
25-Sep-12	100	100	100	49	9
25-Sep-13	100	100	83	30	0
25-Sep-14	100	100	65	20	0
25-Sep-15	100	100	52	15	0
25-Sep-16	100	100	42	11	0
25-Sep-17	100	100	33	8	0
25-Sep-18	100	100	26	6	0
25-Sep-19	100	100	21	4	0
25-Sep-20	100	100	16	3	0
25-Sep-21	100	100	13	2	0
25-Sep-22	100	100	10	2	0
25-Sep-23	100	100	8	1	0
25-Sep-24	100	99	6	1	0
25-Sep-25	100	86	5	1	0
25-Sep-26	100	75	3	*	0
25-Sep-27	100	64	3	*	0
25-Sep-28	100	54	2	*	0
25-Sep-29	100	45	1	*	0
25-Sep-30	100	36	1	*	0
25-Sep-31	100	27	1	*	0
25-Sep-32	100	20	*	*	0
25-Sep-33	70	12	*	*	0
25-Sep-34	33	5	*	*	0
25-Sep-35	0	0	0	0	0

WAL	28.54	23.75	11.46	7.91	5.65
Principal Window	Nov32-Jul35	Aug24-Jul35	Feb13-Jul35	Mar11-Jul35	Mar10-Aug13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G1BBG - Dec - 1A3

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	100	100	100	100
25-Sep-07	100	100	100	100	100
25-Sep-08	100	100	100	100	100
25-Sep-09	100	100	100	100	100
25-Sep-10	100	100	100	100	100
25-Sep-11	100	98	94	92	90
25-Sep-12	99	95	86	82	77
25-Sep-13	98	90	76	69	61
25-Sep-14	97	85	64	55	41
25-Sep-15	95	78	51	41	28
25-Sep-16	92	72	41	30	19
25-Sep-17	89	65	33	22	13
25-Sep-18	86	59	26	16	9
25-Sep-19	83	54	20	12	6
25-Sep-20	80	48	16	9	4
25-Sep-21	77	44	13	6	3
25-Sep-22	73	39	10	5	2
25-Sep-23	69	35	8	3	1
25-Sep-24	65	31	6	2	1
25-Sep-25	60	27	4	2	1
25-Sep-26	56	23	3	1	*
25-Sep-27	51	20	3	1	*
25-Sep-28	45	17	2	1	*
25-Sep-29	40	14	1	*	*
25-Sep-30	34	11	1	*	*
25-Sep-31	28	8	1	*	*
25-Sep-32	21	6	*	*	*
25-Sep-33	14	4	*	*	*
25-Sep-34	7	2	*	*	*
25-Sep-35	0	0	0	0	0

WAL	21.1	15.76	11.1	9.99	9.06
Principal Window	Oct10-Jul35	Oct10-Jul35	Oct10-Jul35	Oct10-Jul35	Oct10-Jul35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G1BBG - Dec - 1B1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	99	99	99	99	99
25-Sep-07	98	98	98	98	98
25-Sep-08	97	97	97	97	97
25-Sep-09	96	96	96	96	96
25-Sep-10	95	95	95	95	95
25-Sep-11	93	92	88	86	84
25-Sep-12	92	88	80	76	72
25-Sep-13	90	83	70	63	57
25-Sep-14	89	78	59	50	42
25-Sep-15	87	72	47	37	29
25-Sep-16	85	66	38	28	20
25-Sep-17	82	60	30	20	13
25-Sep-18	79	55	24	15	9
25-Sep-19	77	49	19	11	6
25-Sep-20	74	45	15	8	4
25-Sep-21	70	40	12	6	3
25-Sep-22	67	36	9	4	2
25-Sep-23	63	32	7	3	1
25-Sep-24	59	28	5	2	1
25-Sep-25	55	25	4	2	1
25-Sep-26	51	21	3	1	*
25-Sep-27	47	18	2	1	*
25-Sep-28	42	15	2	1	*
25-Sep-29	37	13	1	*	*
25-Sep-30	31	10	1	*	*
25-Sep-31	25	8	1	*	*
25-Sep-32	19	6	*	*	*
25-Sep-33	13	3	*	*	*
25-Sep-34	6	2	*	*	*
25-Sep-35	0	0	0	0	0

WAL	19.71	14.81	10.52	9.5	8.79
Principal Window	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G1BBG - Dec - COLLAT

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	99	97	94	92	91
25-Sep-07	98	92	82	76	71
25-Sep-08	97	86	66	58	50
25-Sep-09	96	80	54	43	34
25-Sep-10	95	74	44	32	24
25-Sep-11	93	69	35	24	16
25-Sep-12	92	64	28	18	11
25-Sep-13	90	59	23	14	8
25-Sep-14	89	54	19	10	5
25-Sep-15	87	50	15	8	4
25-Sep-16	85	46	12	6	3
25-Sep-17	82	42	9	4	2
25-Sep-18	79	38	7	3	1
25-Sep-19	77	34	6	2	1
25-Sep-20	74	31	5	2	1
25-Sep-21	70	28	4	1	*
25-Sep-22	67	25	3	1	*
25-Sep-23	63	22	2	1	*
25-Sep-24	59	20	2	*	*
25-Sep-25	55	17	1	*	*
25-Sep-26	51	15	1	*	*
25-Sep-27	47	13	1	*	*
25-Sep-28	42	11	1	*	*
25-Sep-29	37	9	*	*	*
25-Sep-30	31	7	*	*	*
25-Sep-31	25	5	*	*	*
25-Sep-32	19	4	*	*	*
25-Sep-33	13	2	*	*	*
25-Sep-34	6	1	*	*	*
25-Sep-35	0	0	0	0	0

WAL	19.71	11.48	5.66	4.49	3.74
Principal Window	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.